FCPT Announces Third Quarter 2017 Earnings MILL VALLEY, CA – November 2, 2017 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three and nine months ended September 30, 2017. A supplemental financial and operating report that contains non-GAAP measures and other defined terms, along with this press release, has been posted to the investor relations section of the Company’s website at http://investors.fcpt.com/. Management Comments “Our third quarter financial results were in line with our expectations, and we have recently made good progress sourcing high quality diversifying acquisitions, recasting our credit facility, and internalizing our accounting function. We also are in a very strong liquidity position with significant capacity to fund future acquisitions.” Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the third quarter was $28.8 million, a 9.4% increase over the same quarter in 2016, and consisted of $26.3 million in cash rents and $2.5 million of straight-line rent adjustments. • Net income attributable to common shareholders for the third quarter was $19.2 million, or $0.31 per diluted share, including a $4.0 million gain on the sale of an Olive Garden property. These results compared to net income of $15.2 million, or $0.25 per diluted share, for the same quarter in 2016. • Net income attributable to common shareholders for the nine months ended September 30, 2017 was $53.0 million. After excluding $7.3 million in gains on sale in 2017 and the one-time, non-cash tax benefit of $80.4 million included in the 2016 results, the Company’s net income was $45.7 million, or $0.75 per diluted share for 2017, which compared to net income of $43.9 million, or $0.74 per diluted share, for the same nine-month period in 2016. Funds from Operations (FFO) • NAREIT-defined FFO for the third quarter was $20.7 million, or $0.34 per diluted share, representing flat per diluted share results compared to the third quarter in 2016. • NAREIT-defined FFO for the nine months ended September 30, 2017 was $62.3 million, or $1.02 per diluted share, representing an increase of 2.0% in per diluted share results compared to the same nine- month period in 2016. Adjusted Funds from Operations (AFFO) • AFFO for the third quarter was $19.4 million, or $0.32 per diluted share, representing an increase of 6.7% in per diluted share results compared to the third quarter in 2016. • AFFO for the nine months ended September 30, 2017 was $58.3 million, or $0.96 per diluted share, representing an increase of 5.5% in per diluted share results compared to the same nine-month period in 2016.

General and Administrative (G&A) Expense • G&A expenses for the third quarter was $2.9 million, including $0.7 million of non-cash, stock-based compensation. • Cash G&A expenses (after excluding non-cash stock-based compensation) for the nine months ended September 30, 2017 was 9.4% of cash rental income, compared to 10.3% of cash rental income for the same nine-month period in 2016. Dividends • FCPT declared a dividend of $0.2425 per common share for the third quarter of 2017. Portfolio Activities Acquisitions • During the third quarter, FCPT acquired 3 restaurant properties in two transactions with a combined investment value of $6.1 million, at an initial weighted average cash yield of 6.9%, and a weighted average lease term of 15 years. • On September 20, 2017, FCPT announced it had signed a definitive agreement to acquire 41 outparcel properties from Washington Prime Group (WPG) for $67.2 million in cash at a cap rate consistent with past FCPT acquisitions. The transaction is expected to close in two tranches, with the first tranche representing approximately one-third of the properties expected to close in the fourth quarter of 2017 and the remaining properties expected to close by the end of the second quarter of 2018. Dispositions • During the third quarter, FCPT sold an Olive Garden property for a gross sales price of $5.9 million, representing a 4.8% cash capitalization rate and $4.0 million of gain. Liquidity and Capital Markets Capital Raising • FCPT did not sell common shares during the third quarter. For the nine months ended September 30, 2017, FCPT raised $28.3 million in gross proceeds at a weighted average share price of $24.29. Credit Facility and Unsecured Note • At September 30, 2017 FCPT had $525 million of outstanding debt, consisting of a $400 million term loan and $125 million of unsecured fixed rate notes. FCPT was undrawn on its $350 million revolving credit facility, and had $82.9 million of available cash and cash equivalents. • On October 2, 2017, FCPT announced that it had entered into a $650 million credit agreement consisting of a 5- year term loan of $400 million and a 4-year revolving credit facility of $250 million to replace the Company’s existing bank credit facility. The recasting extended the maturities of both the term loan and the revolving facility by two years, and increased the Company’s weighted average debt maturity to approximately 5.8 years. Under the terms of the recast facility, FCPT expects to save at least $1.8 million in annual cash interest expense due to reduced margin pricing and lower unused capacity. Real Estate Portfolio As of September 30, 2017, the Company’s rental portfolio consisted of 508 restaurant properties located in 44 states. The properties are 100% occupied under long-term, net leases with a weighted average remaining lease term of approximately 13.2 years and an estimated portfolio weighted average EBITDAR to Lease Rent coverage of 4.7x.

Conference Call Information Company management will host a conference call and audio webcast on Friday, November 3, 2017 at 11:00 am Eastern Time to discuss the results. Interested parties can listen to the call via the following: Internet: Go to http://dpregister.com/10113461 at least 15 minutes prior to start time of the call in order to register and to download any necessary audio software. Please note for those that register, the dial-in number will be provided upon registration. Phone: 1-888-346-5243 (domestic) / 1-412-317-5120 (international). Participants not pre-registered must ask to be joined into the Four Corners Property Trust call. Replay: Available through February 3, 2018 by dialing 1-877-344-7529 (domestic) / 1-412-317- 0088 (international), Replay Access Code 10113461. About FCPT FCPT is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease for use in the restaurant and related food services industry. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on the Company’s operations and future prospects or that could cause actual results to differ materially from the Company’s expectations are included in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2017. Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Third Quarter 2017 operating results and other information on the Company are available on the investors relations section of FCPT’s website at www.investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2017 2016 2017 2016 Revenues: Rental revenue 28,835$ 26,363$ 84,926$ 78,748$ Restaurant revenue 4,676 4,443 14,445 14,003 Total revenues 33,511 30,806 99,371 92,751 Operating expenses: General and administrative 2,899 2,608 9,215 8,434 Depreciation and amortization 5,425 5,059 16,254 15,347 Restaurant expenses 4,571 4,308 13,823 13,600 Interest expense 5,463 3,549 14,066 11,588 Total operating expenses 18,358 15,524 53,358 48,969 Other income 172 10 211 88 Realized gain on sale, net 4,042 - 7,333 - Income before provision for income taxes 19,367 15,292 53,557 43,870 Income tax (expense) benefit (1) (33) (52) (139) 80,455 Net income 19,334 15,240 53,418 124,325 Net income attributable to noncontrolling interest (129) - (374) - Net Income Attributable to Common Shareholders 19,205$ 15,240$ 53,044$ 124,325$ Basic net income per share 0.31$ 0.25$ 0.88$ 2.22$ Diluted net income per share 0.31$ 0.25$ 0.88$ 2.09$ Regular ividends declared per share 0.2425$ 0.2425$ 0.7275$ 0.7275$ Weighted-average shares outstanding: Basic 61,112,051 59,832,824 60,457,949 56,026,594 Diluted 61,256,145 59,863,109 60,567,152 59,469,008 (1) The 2016 results include a $80.4 million income tax benefit which was principally the result of the reversal of deferred tax liabilities recognized in connection with the Company’s election to be taxed as a REIT. Three Months Ended September 30, Nine Months Ended September 30,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) September 30, 2017 (Unaudited) December 31, 2016 Real estate investments: Land 441,462$ 421,941$ Buildings, equipment and improvements 1,100,430 1,055,624 Total real estate investments 1,541,892 1,477,565 Less: Accumulated depreciation (593,609) (583,307) Total real estate investments, net 948,283 894,258 Real estate held for sale 1,712 - Cash and cash equivalents 82,865 26,643 Deferred rent 18,877 11,594 Derivative assets 2,296 837 Other assets 7,741 3,819 Total Assets 1,061,774$ 937,151$ Liabilities: Notes payable ($525,000 net of deferred financing costs) 518,353$ 438,895$ Dividends payable 14,820 14,519 Deferred rental revenue 7,964 7,974 Derivative liabilities 219 - Deferred tax liabilities 164 196 Other liabilities 6,571 5,450 Total liabilities 548,091 467,034 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 61,196,087 and 59,923,557 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively 6 6 Addition l paid-in capital 469,571 438,864 Accumulated other comprehensive income 1,545 207 Noncontrolling interest 7,750 5,097 Retained earnings 34,811 25,943 Total equity 513,683 470,117 Total Liabilities and Equity 1,061,774$ 937,151$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2017 2016 2017 2016 Funds from operations (FFO): Net income 19,334$ 15,240$ 53,418$ 124,325$ Depreciation and amortization 5,414 5,051 16,231 15,330 Deferred tax benefit from REIT election - - - (80,410) Realized gain on sales of real estate (4,042) - (7,333) - FFO (as defined by NAREIT) 20,706$ 20,291$ 62,316$ 59,245$ Non-cash stock-based compensation 722 412 1,920 1,158 Non-cash amortization of deferred financing costs 452 398 1,265 1,194 Other non-cash interest expense 42 (296) 105 139 Non-real estate investment depreciation 11 8 23 17 Straight-line rent (2,488) (2,609) (7,283) (7,799) Adjusted Funds from Operations (AFFO) 19,445$ 18,204$ 58,346$ 53,954$ Fully diluted shares outstanding (1) 61,665,465 59,863,109 60,992,881 59,469,008 FFO per diluted share 0.34$ 0.34$ 1.02$ 1.00$ AFFO per diluted share 0.32$ 0.30$ 0.96$ 0.91$ (1) Assumes the issuance of common shares for OP units held by non-controlling partners. Three Months Ended September 30, Nine Months Ended September 30,